UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2018

LEVEL BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road, Suite 450, Charlotte, NC 28211
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 362-6286 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 22, 2019 Level Brands, Inc. filed a Current Report on Form 8-K/A which (e “Form 8-K/A”) amended its previously filed Current Report on Form 8-K filed on December 20, 2018 (the “Original Form 8-K”) to file the required historic and pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K. This Amendment No. 1 to the Form 8-K/A is being filed solely to provide the following summary of the accounting treatment for the mergers which supersedes in its entirety the description contained in the Original Form 8-K. Except for the addition of such explanation, there has been no change in historic financial or pro forma statements as contained in the Form 8-K/A, which are also filed as Exhibits 99.2 and 99.3 to this report. All terms not otherwise defined herein shall have the same meaning as in the Original Form 8-K.

Accounting Treatment of the Mergers

Notwithstanding the preliminary information which appeared in the Original Form 8-K pursuant to which we expected that the mergers would be treated as a reverse merger, following a complete analysis we have determined that Level Brands will account for the mergers under the acquisition method as described in Financial Accounting Standards Board Accounting Standards Codification 805 — “Business Combinations”, under which all assets and liabilities will be recorded at their fair market values as of the date of the acquisition. Purchase consideration in excess of the net assets acquired will be recorded as goodwill.

Item 9.01.
Financial Statement and Exhibits.

(a)
Financial statements of businesses acquired.

Filed as Exhibit 99.2 to this report are the unaudited interim financial statements of Cure Based Development LLC for the nine months ended September 30, 2018.

(b)
Pro forma financial information.

The pro forma financial information required by Rule 8-05 of Regulation S-X are filed on this current report on Form 8-K/A as Exhibit 99.3.

(d)
Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

99.2	Unaudited financial statements of Cure Based Development LLC for the nine months ended September 30, 2018				Filed
99.3	Proforma Financial statements of Level Brands, Inc for the fiscal year ended September 30, 2018.				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL BRANDS, INC.

Date: March 21, 2019	By:	/s/ Mark S. Elliott
Mark S. Elliott
Chief Financial Officer and Chief Operating Officer